UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024 (May 8, 2024)

BLACKROCK DIRECT LENDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56231	85-3439073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Resignation of John Doyle as Director, President and Chief Operating Officer of the Company

On May 8, 2024, John Doyle informed BlackRock Direct Lending Corp. (the “Company”) of his intention to resign from the Board of Directors of the Company and from his positions as President and Chief Operating Officer of the Company, effective immediately. In addition, Mr. Doyle will no longer stand for election as a director of BDLC’s board of directors. Mr. Doyle’s resignation is not the result of any disagreement with the Company or with BlackRock, Inc.

Appointment of Rajneesh Vig as Director and Chief Executive Officer of the Company

On May 8, 2024, the Board of the Company appointed Rajneesh Vig to the Board of Directors the Company as Chair and appointed him as Chief Executive Officer (“CEO”) of the Company, with the appointments effective immediately. Mr. Vig will serve as CEO until his resignation or removal by the Board. Mr. Vig, a Managing Director of BlackRock, Inc., currently serves as Chair of the Board of Directors and as CEO for BlackRock TCP Capital Corp. and as Chair of the Board of Trustees and as CEO for BlackRock Private Credit Fund.

Appointment of Philip Tseng as Director and President of the Company

On May 8, 2024, the Board of the Company appointed Philip Tseng to the Board of Directors of the Company and appointed him as President of the Company, with the appointments effective immediately. Mr. Tseng will serve as President until his resignation or removal by the Board. Mr. Tseng, a Managing Director of BlackRock, Inc., currently serves as President for BlackRock TCP Capital Corp. and BlackRock Private Credit Fund.

Appointment of Jason Mehring as Chief Operating Officer of the Company

On May 8, 2024, the Board of the Company appointed Jason Mehring as Chief Operating Officer (“COO”) of the Company, with the appointment effective immediately. Mr. Mehring will serve as COO until his resignation or removal by the Board.  Mr. Mehring, a Managing Director of BlackRock, Inc., currently serves as COO of BlackRock TCP Capital Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Direct Lending Corp.

Date: May 10, 2024	By:	/s/ Laurence D. Paredes
	Name:	Laurence D. Paredes
	Title:	Secretary